                                 EXHIBIT 10.49

         PURCHASE AND SALE OF AGREEMENT AND JOINT ESCROW INSTRUCTIONS

                   BETWEEN WELLS OPERATING PARTNERSHIP, L.P.

                                      AND

                            MSGW CALIFORNIA I, LLC

                          PURCHASE AND SALE AGREEMENT
                          ---------------------------
                         AND JOINT ESCROW INSTRUCTIONS
                         -----------------------------

          This Purchase and Sale Agreement and Joint Escrow Instructions (the "Agreement"), dated as of February 17, 1999 ("Effective Date"), is made between
-----------                                   ---------------
Wells Operating Partnership, L.P., a Delaware limited partnership ("Buyer") and
                                                                    ------
MSGW California I, L.L.C., a Delaware limited liability company ("Seller").
                                                                  -------


                                   RECITALS
                                   --------

     A. Seller owns certain land in the City of Lake Forest, County of Orange, State of California which is more fully described in Section 1.3 below.
                                                     -----------

     B. Seller wishes to sell, and Buyer wishes to purchase, the Property defined in Section 1.3 below subject to the terms and conditions of this
           -----------
Agreement.


                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the mutual covenants and conditions herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Seller and Buyer agree as follows:

1.   PURCHASE AND SALE OF PROPERTY
     -----------------------------

     1.1  Significant Definitions.  The terms below are hereby defined as
          -----------------------
follows:

          "City":  The City of Lake Forest
           -----

          "Closing Date":  March 1, 1999.
           -------------

          "Deposit":  One Hundred Thousand Dollars ($100,000.00), plus any
           --------
accrued interest thereon.

          "Development":  The approximately thirty-three (33) acre project known
           ------------
as MSGW Pacific Commercentre in the City of Lake Forest, California consisting of all of Parcel Map 97-196 (the "Parcel Map") as shown on a map filed in Book 301, pages 36 to 40, inclusive, of Parcel Maps of Orange County.

          "Escrow Holder":  Chicago Title Insurance Company with an office at
           -------------
16969 Von Karman, Irvine, California 92612.

          "FCPP Credits":  Foothill Circulation Phasing Program ("FCPP") fee
           -------------
credit provided pursuant to Foothill Circulation Phasing Plan Fee Agreement No. 089-294 between

Pacific Commercentre Partners and the County of Orange, a portion of which were assigned to Seller in connection with Seller's purchase of the Development.

          "Property":  Shall have the meaning set forth in Section 1.3 below.
           --------                                        -----------

          "Purchase Price":  The sum of Four Million Four Hundred Fifty Thousand
           ---------------
Two Hundred Thirty Dollars ($4,450,230).

     1.2  Purchase and Sale.  Upon the terms and subject to the conditions of
          -----------------
this Agreement, Seller shall sell to Buyer, and Buyer shall purchase from Seller, the Property (as defined in Section 1.3) at the Closing (as defined in
                                    -----------
Section 9.2).
-----------

     1.3  Description of Property.  The "Property" shall consist of the
          -----------------------        ---------
following:

          (a)  Land.  The land to be purchased hereunder (the "Land") is an
               ----
approximately 8.837 acre parcel constituting all of Lot 8 ("Lot 8") and a
                                                            -----
portion of Lot 9 ("Lot 9") of Parcel Map 97-196 as shown on a map filed in Book
                   -----
301, pages 36 to 40, inclusive, of Parcel Maps of Orange County, which land is depicted and described as "Parcel 2" of the application for Lot Line Adjustment LL 99-000 attached hereto as Exhibit A (the "Application for Lot Line
                             ---------       ------------------------
Adjustment"). The lot-line adjustment pursuant to the Application for Lot Line Adjustment ("Lot Line Adjustment"), which will establish the Land as a legal
             -------------------
parcel in accordance with the California Subdivision Map Act (Cal. Gov. Code '66410 et seq.) (the "Map Act"), will not be approved and recorded until after the Closing. Accordingly, the parties agree that all of Lots 8 and 9 will be conveyed to Buyer at the Closing, subject to Buyer's commitment to cooperate with the Lot Line Adjustment and reconvey the Reconveyance Parcel (as defined in
Section 1.4 below) to Seller as provided in Section 1.4 below.
-----------                                 -----------

          (b)  Improvements.  Any improvements upon the Land at the Closing
               ------------
(collectively, the "Improvements").  Prior to the Closing, Seller will rough
                    -------------
grade the Land to superpad condition, with a typical grade average of approximately two percent (2%) (the "Seller Grading Work").

          (c)  Appurtenances.  The interest of Seller in all rights, privileges
               -------------
and easements appurtenant to the Land and Improvements other than those rights expressly reserved in the Grant Deed (the "Appurtenances").
                                           --------------

          (d)  FCPP Fee Credits.  In addition to the Land, Improvements and
               ----------------
Appurtenances, Seller agrees to convey to Buyer at the Closing, FCPP Fee Credits in an amount equal to $454,494.00. The FCPP Fee Credits will be assigned at the Closing through Escrow by delivery of a notice of assignment in the form of

Exhibit "B" (the "Assignment of FCPP Fee Credits").  The FCPP Fee Credits shall
-----------
be conveyed to Buyer free of any lien, charge or encumbrance in favor of any third party.

The Land, Improvements, Appurtenances and FCPP Fee Credits are collectively referred to as the "Property". The Property (other than the FCPP Fee Credits)
                    ---------
shall be transferred to Buyer at Closing pursuant to a grant deed in the form of Exhibit "C" attached hereto (the "Grant Deed").
-----------                       -----------

     1.4  Reconveyance Commitment.  As indicated in Section 1.3 above, the Land
          -----------------------                   -----------
to be conveyed to Buyer at the Closing will include an approximately 0.573 portion of Lot 9 which is within Parcel 4 of the Application for Lot Line Adjustment attached hereto as Exhibit "A" and which does not constitute part of
                              -----------
the Property being sold to Buyer hereunder but will initially be conveyed to Buyer at the Closing, subject to reconveyance as provided herein, to comply with the Map Act. Prior to the Closing, Seller will submit the Application for Lot Line Adjustment to the City. Seller shall pay all engineering, legal, processing and recordation costs and fees for the Lot-Line Adjustment and the
reconveyance of the Reconveyance Parcel.   As a Buyer closing obligation
pursuant to Section 9.4 below, Buyer agrees to deposit into Escrow at least one
            -----------
(1) Business Day prior to the Closing Date a Grant Deed in the form of Exhibit
                                                                       -------
"E" (the "Reconveyance Grant Deed"), conveying the Reconveyance Parcel (which is
---
legally described on Exhibit "A" to the Reconveyance Grant Deed) to Seller. In addition, if Buyer intends to encumber the Reconveyance Parcel with a deed of trust or other lien (a "Buyer Lien") at the Closing or pending the reconveyance, Buyer shall, at the time of such encumbrance, also deposit into Escrow an irrevocable request for partial reconveyance ("Partial Reconveyance") from the beneficiary of the Lien, in form sufficient for the Title Company to remove the Lien from title to the Reconveyance Parcel. The Reconveyance Grant Deed and Partial Reconveyance will be held by Escrow Holder in a subescrow, which will survive the Closing, and will be recorded by Escrow Holder, upon written request of Seller, as soon as possible after the Lot-Line Adjustment has been approved by the City and recorded in the Official Records of Orange County, California. The only condition to Escrow Holder's use and recordation of the Grant Deed and Partial Reconveyance shall be the City's approval to and recordation of the Lot-Line Adjustment. Buyer's commitment to reconvey the Reconveyance Parcel is a material element of the consideration for the sale of the Property hereunder, and Buyer hereby covenants that (i) Buyer will cooperate (without obligation to incur any out-of-pocket expense other than with respect to any Partial Reconveyance) with the processing of the necessary approvals and recordation of the Lot-Line Adjustment, including promptly executing any necessary post-Closing applications and documents as the owner of Lot 9; (ii) Buyer will not allow the Reconveyance Parcel to be transferred, occupied or encumbered in any way between the Closing and the date the Reconveyance Grant Deed is recorded (except for a Buyer Lien, so long as Buyer escrows the Partial Reconveyance as provided above); and (iii) any applications made by Buyer for permits, entitlements or changes to entitlements for the Property shall presume and be consistent with the configuration of the Property after the Lot-Line Adjustment and reconveyance of the Reconveyance Parcel to Seller. Buyer's covenants set forth in this
Section 1.4 shall survive the Closing.
-----------

2.   PAYMENT OF PURCHASE PRICE AND WATER DISTRICT REIMBURSEMENTS
     -----------------------------------------------------------

     2.1  Payment.  Buyer shall deliver the Purchase Price to Seller through
          -------
Escrow (as defined in Section 9.1) in immediately available federal funds at
                      -----------
Closing, in accordance with Section 9.4.
                            -----------

     2.2  Deposit.  As a condition to the effectiveness of this Agreement,
          -------
simultaneously with the delivery of this Agreement, Buyer shall deposit the Deposit with Escrow Holder. The Deposit shall be non-refundable at 5:00 p.m. on February 19, 1999 unless (i) Buyer has terminated this Agreement prior to such time for a Buyer Contingency in strict accordance with Article 4 below or (ii) or this Agreement is subsequently terminated and the Deposit is refundable to Buyer to the extent provided in
Sections 5.3, 8.2, 10.2(d) or 11.   The Deposit shall be applied to the Purchase
--------------------------------
Price in the event of the Closing. The Deposit shall be made in immediately available funds or by certified check made payable to Escrow Holder. All funds deposited into Escrow shall be deposited into an interest bearing account with interest accrued thereon credited to Buyer. Buyer's Federal Tax Identification Number is 58-2368838.

     2.3  Reimbursement of Prepaid Water District Fees.  In addition to the
          --------------------------------------------
Purchase Price, Buyer shall reimburse Seller through Escrow at the Closing for the following Los Alisos Water District fees which Seller has prepaid for the
Property: Plan Check Inspection Fees - $7,635.32 ($878.1533 per acre) and Water/Sewer Hook-Up Fees - $76,513.74 ($8,800 per acre) (the "LAWD Fee Reimbursements").

3.   CONDITION OF PROPERTY
     ---------------------

     3.1  Buyer's Inspection of Property.
          ------------------------------

          (a)  Inspection Rights.  Subject to the terms and conditions of this
               -----------------
Section 3.1, Buyer and Buyer's consultants, agents, engineers, inspectors,
-----------
contractors and employees directed by Buyer (collectively, "Buyer's
                                                            -------
Representatives") shall have reasonable access to the Property for the purpose
----------------
of performing such inspections and investigations of the Property as Buyer may deem necessary and desirable ("Inspections"), including, without limitation
                               ------------
inspections and investigations of the Seller Grading Work. Notwithstanding the foregoing, Buyer shall not make excavations or test borings, drill wells, materially disturb any plants, trees or shrubs, or engage in any other activities in, on or around the Property that materially damage the Property, absent specific written consent from Seller, which consent shall not be unreasonably withheld, conditioned or delayed. Buyer's right of entry onto the Property shall be for the limited purpose of performing the Inspections, and Buyer shall have no right to use the Property for any other purpose until after Closing.

          (b)  Terms and Conditions.  Inspections shall be performed at Buyer's
               --------------------
sole cost and expense and subject to such reasonable conditions as Seller may impose. Upon advance request by Seller, Buyer shall divide and share with Seller all environmental testing samples taken from or related to the Property for the purpose of performing separate testing. Buyer shall provide Seller with copies of every report, survey or document which is prepared by third parties in connection with Buyer's Inspections. Before any entry onto the Property, Buyer shall obtain a policy of commercial liability insurance with a combined single limit coverage of not less than $1 million, which shall be on an occurrence basis and name Buyer as an insured and Seller as an additional insured and shall be issued by a responsible insurer reasonably approved by Seller and licensed to conduct business in California. Upon Seller's request, Buyer shall deliver to Seller certificates of insurance evidencing Buyer's compliance with the foregoing. Such insurance policy shall expressly provide that such insurance may not be canceled or reduced in scope or coverage without at least thirty (30) days' prior written notice.

          (c)  Indemnification.  Buyer shall indemnify, defend with counsel
               ---------------
reasonably acceptable to Seller and hold Seller harmless from all Claims (as defined below) resulting from physical injury or property damage (but excluding damage or injury caused by the negligence or willful misconduct of Seller) arising out of the acts or activities of Buyer, or Buyer's Representatives in, on or about the Property or arising in connection with the Inspections performed pursuant to this Section 3.1. For purposes of this Agreement, the term "Claims"
                 -----------
means claims, demands, damages, losses, judgments, liabilities, fines, penalties, out-of-pocket costs, and out-of-pocket fees and expenses, including, without limitation, fees, costs and expenses of attorneys, consultants and other experts. Without limiting the generality of the foregoing, Buyer shall promptly repair, at its sole cost and expense, any material damage to the Property caused by any Inspection, or entry in, on or around the Property. Seller shall have the right to supervise such repair. Buyer's obligations under this Section
                                                                    -------
3.1(c) shall survive Closing or the earlier termination of this Agreement.
------

          (d)  Buyer's Reports.  Upon any termination of this Agreement, other
               ---------------
than due to the default of Seller hereunder, Seller, at its option, has the right to request, and Buyer shall promptly thereafter deliver to Seller, any
                                                                         ---
copies of environmental, geotechnical, water or soils reports or studies and surveys prepared for Buyer by third parties and relating to the Property ("Buyer's Reports") provided that Buyer will not be deemed to make any
------------------
representation or warranty to Seller with respect to the contents thereof.
Buyer shall keep the nature of the reports and the contents thereof in strictest confidence and shall not disclose the contents of, or disburse copies of, any of such Buyer's Reports to any person or entity unless required by law to do so. Buyer's obligations under this Section 3.1(d) shall survive Closing or the
                               --------------
earlier termination of this Agreement.

     3.2  Documents Delivered by Seller.  In connection with Buyer's Inspections
          -----------------------------
and its review of the Condition of the Property, Seller has delivered and Buyer acknowledges receipt of the reports, documents and information set forth in Exhibit "F" attached hereto.
-----------

     3.3  Condition of the Property.  Subject to the approval or waiver of the
          -------------------------
Contingencies (as defined in Section 4), Buyer's Closing Conditions (as defined
                             ---------
in Section 5.1), Seller's obligation to perform the Seller Grading Work in
   -----------
accordance with Paragraph 1.3(b), and Seller's representations and warranties set forth in Section 8.1 with respect to the condition of the Property, and as
             -----------
a material inducement to Seller's execution and delivery of this Agreement and performance of its duties hereunder, Buyer agrees, represents and warrants, that it will purchase the Property "AS IS" and solely in reliance on its own investigation of the Property. Buyer agrees, represents and warrants, that it has conducted (or will conduct to the extent it deems appropriate) an investigation and determine to its satisfaction each and every matter of concern or relevance relating to the Property, including without limitation the financial, legal title, physical and environmental condition of the Property, soils, settlement or subsidence conditions, applicable governmental laws and regulations, zoning, building codes, access, the transportation management program referred to in Section 7, the special tax referred to in Section 12.20,
                       ---------                                 -------------
and land use laws and regulations and the extent to which the Property complies therewith, and the fitness of the Property for Buyer's contemplated use, the presence of Hazardous Material (as defined in Section 12.1(b)) on the Property
                                              ---------------
and, in general, its environmental condition and title
matters (collectively, the "Condition of the Property"). Subject to the other
                            --------------------------
provisions of this Agreement, Buyer agrees, represents and warrants that (i) it will purchase the Property subject to each and every Condition of the Property, including adverse conditions that may not have been revealed by its investigation of the Property, (ii) Seller has no obligation to repair, correct or compensate Buyer for any Condition of the Property, and (iii) by acquiring the Property, Buyer shall be deemed to have waived any and all objections to the Condition of the Property, whether or not any Condition of the Property would have been disclosed by inspection. Seller shall, from the date of this Agreement to the Closing Date, at Seller's sole cost and expense, maintain the Property in good order, condition and repair so that, as of the Close of Escrow, there shall be no material adverse change in the condition of the Property from the condition that exists as of the date of this Agreement, except as specifically provided herein.

     3.4  Buyer's Due Diligence.
          ---------------------

          (a)  Limited Representations and Warranties.  Buyer acknowledges that
               --------------------------------------
Seller makes no representations or warranties express or implied with respect to the Property except as set forth in Section 8.1. In light of Buyer's
                                    -----------
investigations, the parties have negotiated the representations and warranties by Seller set forth in Section 8.1 hereof. By acknowledging satisfaction of the
                       -----------
Contingencies and Buyer's Closing Conditions described in Section 4 and Section
                                                          ---------     -------
5.1 (or waiving one or more thereof), Buyer acknowledges that, except as
---
provided in the representations and warranties in Section 8.1, Buyer is
                                                  -----------
purchasing the Property without any other express or implied warranties of Seller.

          (b)  Seller's Disclosures.  Buyer acknowledges that any and all
               --------------------
information of any type which Buyer has received or may receive from Seller or Seller's Representatives is furnished without any warranty whatsoever except as may be specifically set forth in Section 8.1. Buyer agrees that Buyer will not
                                 -----------
attempt to assert any liability against Seller for furnishing such information, unless Seller knew to Seller's knowledge that such information was false, misleading or fraudulently prepared. Any disclosure whatsoever to Buyer pursuant to this Agreement shall not enlarge or add to the warranties and representations of Seller beyond those specifically set forth in Section 8.1.
                                                                 -----------

     3.5  Release.  Except for unknown claims attributable to Seller's fraud,
          -------
gross negligence or willful misconduct, effective as of the Close of Escrow, Buyer waives, releases, acquits, and forever discharges Seller, and Seller's agents, directors, officers and employees to the maximum extent permitted by law, and from any and all Claims, whether direct or indirect, known or unknown, foreseen or unforeseen, that it now has or which may arise in the future on account of or in any way growing out of or connected with the Condition of the Property; provided, however, the foregoing shall not apply to Claims related to a matter which would be a breach of Seller's representations and warranties set forth in Section 8.1 or otherwise would be deemed to be a default by Seller
         -----------
pursuant to Section 10.2.  BUYER EXPRESSLY WAIVES ANY OF ITS RIGHTS GRANTED
            ------------
UNDER CALIFORNIA CIVIL CODE 1542, WHICH PROVIDES AS FOLLOWS: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT

THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

Buyer's Initials /s/ LFN Seller's Initials /s/ PHM
                 -------                   -------
4.   BUYER'S CONTINGENCIES
     ---------------------

     Buyer's shall have the right to terminate this Agreement and have the Deposit returned to it if Buyer timely disapproves any of the following contingencies (Contingencies") in strict accordance with this Article 4.
               -------------

     4.1  Title
          -----

          (a)  Title Objections.  Seller has provided Buyer with a preliminary
               ----------------
report issued by the Escrow Holder with respect to the Property and copies of the underlying documents referred to therein (the "Preliminary Report") and an
                                                   -------------------
ALTA survey of the Project which was prepared prior to and does not reflect the Parcel Map (the "Survey"). Prior to 5:00 p.m. California time on February 12, 1999, Buyer shall review the Preliminary Report and Survey and deliver to Seller and Escrow Holder written notice (Buyer's "Title Notice") of any objection to
                                           ------------
the Preliminary Report and/or Survey (Buyer's "Title Objections").  If Buyer
                                               ----------------
fails to timely deliver the Buyer's Title Notice as provided above, Buyer shall be deemed to have approved the Preliminary Report and Survey in their entirety. Prior to 5:00 p.m. California time on February 17, 1999 ("Seller's Notice
                                                          ---------------
Date"), Seller shall notify Buyer in writing whether Seller will eliminate any
----
timely made Buyer Title Objections (the "Seller's Title Notice").  If Seller
                                         ---------------------
elects to eliminate or cure a Title Objection, the elimination or curing by Seller (by endorsement or otherwise) of the Title Objections shall be completed on or before and shall be a condition of the Closing. If Seller elects to eliminate or cure a Title Objection but fails to do so by the Closing, Buyer may pursue its remedies pursuant to Section 10.2. If (i) Seller does not deliver
                                ------------
Seller's Title Notice on or before Seller's Notice Date, or (ii) Seller notifies Buyer that Seller is unable or unwilling to cure any Title Objections, Buyer shall elect prior to 5:00 p.m. California time on February 19, 1999 either to waive such existing Title Objections or deliver to Seller written notice terminating this Agreement in accordance with Section 4.3 below. If Buyer fails
                                              -----------
to give Seller notice of its election within the required period, Buyer shall be deemed to have elected to waive such Title Objections.

          (b)  Amendment to Project CC&R.  Seller has previously recorded a
               -------------------------
Declaration of Covenants, Conditions and Restrictions for MSGW/Pacific Commercentre against the Land and the Project (the "Project CC&R"). Seller will prior to or concurrently with the Closing execute and record an amendment to the Project CC&R substantially in the form attached hereto as Exhibit "G" (the
                                                          -----------
"Project CC&R Amendment").  If the Project CC&R Amendment is recorded at the
-----------------------
Closing, the Amendment shall be recorded by the Escrow Holder prior to the Grant Deed.

          (c)  Permitted Exceptions.  The term "Permitted Exceptions" shall mean
               --------------------             ---------------------
(i) all exceptions to title shown in the Preliminary Report and Survey other than exceptions Nos.

2,3,4,5,17,18,22,25 and 26 of the Preliminary Report which Buyer has timely disapproved and Seller has agreed to eliminate from title at the Close of Escrow; (ii) any exceptions and reservations set forth in the Grant Deed; (iii) the Project CC&R Amendment; (iv) the Reconveyance Commitment; and (v) any other matter that is approved or caused by Buyer, its employees, agents, representatives, affiliates or any other third parties having claims against Buyer. Notwithstanding the foregoing, Seller shall eliminate any and all mechanics liens, judgment liens, delinquent tax liens, loans secured by mortgages, deeds of trust, security agreements or fixture filings and/or any other monetary lien or encumbrances, other than those approved or caused by Buyer, its employees, agents, representatives or affiliates or any other third parties having claims against Buyer, and such items shall not be deemed to be Permitted Exceptions.

     4.2  Inspection/Feasibility.  Buyer shall have until 5:00 p.m. California
          ----------------------
time on February 19, 1999, to investigate and approve, in Buyer's sole discretion, the Condition of the Property. If Buyer disapproves the Condition of the Property, Buyer may terminate this Agreement by written notice delivered to Seller and Escrow Holder no later than 5:00 p.m. California time on February 19, 1999 in strict accordance with Section 4.3 below. Unless Seller has
                                   -----------
provided notice to Buyer of the completion of Seller Grading Work pursuant to
Section 1.3(b) above by February 17, 1999, Seller's covenant to perform the
--------------
Seller Grading Work shall survive Buyer's approval of the Condition of the Property and the Close of Escrow hereunder.

     4.3  Disapproval of Contingencies.  If Buyer desires to terminate this
          ----------------------------
Agreement for disapproval of either of the Contingencies set forth in Sections
                                                                      --------
4.1(a) or 4.2 above, Buyer shall deliver written notice of termination ("Notice
-------------
of Termination") to Seller and Escrow Holder no later than 5:00 p.m. California time on February 19, 1999. If Buyer timely delivers a Notice of Termination, this Agreement shall immediately terminate, the Deposit shall be returned to Buyer, and thereafter the parties shall have no further obligation or liability under this Agreement except for obligations which this Agreement provides expressly survive termination set forth in Section 3.1(c). In the event of any
                                           --------------
termination of this Agreement pursuant to the terms of this Section 4.3, any
                                                            -----------
cancellation fee or other costs of the Escrow Holder shall be borne equally by Seller and Buyer. In the event Buyer does not timely deliver the Notice of Termination as provided above, Buyer shall irrevocably be deemed to have approved each of the Contingencies.

5.   CONDITIONS TO CLOSING
     ---------------------

     5.1  Buyer's Closing Conditions.  Buyer's obligation to purchase the
          --------------------------
Property is expressly conditioned on the fulfillment of each of the conditions precedent at or before Closing described below ("Buyer's Closing Condition").
                                                 --------------------------
Buyer's Closing Conditions are solely for Buyer's benefit and any and all of Buyer's Closing Conditions may be waived in writing by Buyer in whole or in part.

          (a)  Title.  Title to the Real Property shall be conveyed to Buyer by
               -----
Grant Deed (with documentary transfer tax information to be filed separately) subject only to the Permitted Exceptions. It shall be a Buyer's Closing Condition that the Escrow Holder shall be irrevocably and unconditionally committed to issue to Buyer an ALTA extended coverage owner's policy ("Title Policy"), insuring title to the Real Property in
                          ------------
an amount equal to the Purchase Price, subject only to the Permitted Exceptions.

          (b)  Delivery of Closing Documents.  It shall be a Buyer's Closing
               -----------------------------
Condition that Seller shall deliver through Escrow the documents specified in

Section 9.3.
-----------

          (c)  Performance of Covenants. It shall be a Buyer's Closing Condition
               ------------------------
that Seller shall perform the covenants of Seller under this Agreement to be performed by Seller before Closing.

          (d)  Contingencies.  It shall be a Buyer's Closing Condition that the
               -------------
Contingencies shall have been approved or waived by Buyer.

          (e)  Representations and Warranties.  All of the representations and
               ------------------------------
warranties of Seller set forth in Article 8 hereof shall be true and correct as of the Closing.

          (f)  Approval of Plans.  Seller shall have provided or caused to be
               -----------------
provided all required approvals under the Project CC&R for the Buyer's plans for the development of the Property which are attached hereto as Exhibit"D".
                                                             ----------

     5.2  Seller's Closing Conditions.  Seller's obligation to sell the Property
          ---------------------------
is expressly conditioned upon the fulfillment of each of the conditions precedent at or before Closing described below ("Seller's Closing Conditions").
                                                 ----------------------------
Seller's Closing Conditions are solely for Seller's benefit and any or all of Seller's Closing Conditions may be waived in writing by Seller in whole or in part without prior notice.

          (a)  Waiver of Contingencies. It shall be a Seller's Closing Condition
               -----------------------
that Buyer shall have acknowledged (except where such approval or waiver is deemed to have occurred pursuant to this Agreement) its approval or waiver of all the Contingencies by delivering to Seller written notice thereof.

          (b)  Purchase Price/Reimbursements.  It shall be a Seller's Closing
               -----------------------------
Condition that Buyer shall have delivered to Seller through Escrow the Purchase Price and the LAWD Fee Reimbursements.

          (c)  Delivery of Closing Documents and Funds.  It shall be a Seller's
               ---------------------------------------
Closing Condition that Buyer deliver through Escrow the documents and funds specified in Section 9.4.
             -----------

          (d)  Performance of Covenants.  It shall be a Seller's Closing
               ------------------------
Condition that Buyer shall have performed the covenants of Buyer under this Agreement to be performed prior to Closing.

     5.3  Termination.  If Buyer's Closing Conditions or Seller's Closing
          -----------
Conditions, as the case may be, are not approved or waived (including a deemed approval or waiver) within the time period allowed, this Agreement may be terminated by the party in whose favor the Closing Condition runs by written notice to the other. If this Agreement is so terminated, the parties shall have no further obligation or liability under this Agreement, except as provided in Section 10, Section 3.1(c)
                                                      ----------  --------------
and this Section 5.3. In the event this Agreement is terminated due to a failure
         -----------
of a Buyer's Closing Condition to be satisfied, then the Deposit shall be returned to Buyer. Any cancellation fee or other costs of the Escrow Holder shall be borne equally by Seller and Buyer, unless this Agreement is terminated due to a default of one party, in which event the defaulting party shall bear such costs and fees.

6.   Modification of Master CC&R.
     ---------------------------

     6.1  Changes.  Buyer acknowledges and agrees that, either before or after
          -------
the close of escrow, PacTel Systems, a California corporation ("PacTel") has the
                                                                ------
right, but not the obligation to amend the Pacific Commercentre CC&R in order to accomplish any or all of the following "Changes": (i) add in the restriction described in Section 6.2, and (ii) implement such other changes to the Pacific
             -----------
Commercentre CC&R which do not materially and adversely impact Buyer. Buyer agrees to cooperate (without obligation to incur any out-of-pocket expense) with all of PacTel's efforts to make the Changes, including, if necessary, execution of any amendment or new or additional agreement to the Pacific Commercentre CC&R; provided however, Buyer shall have the right to reasonably disapprove any change which either (i) pertains to the Development or Buyer's intended use and enjoyment thereof and has a material adverse effect on same, or (ii) increases Buyer's liabilities or obligations.

     6.2  Self Storage Development Restriction.  PacTel has the right to amend
          ------------------------------------
the Pacific Commercentre CC&R to prohibit construction of a "self storage project" on some or all of the lots specified below ("Restricted Lots") and to
                                                      ----------------
provide that such provision cannot be modified without the consent of Lot 20 of Tract 13343 ("Benefitted Lot"). Such prohibition commenced on September 5, 1995
              ---------------
and shall terminate on the later of termination of the Pacific Commercentre CC&R or March 22, 2007. The term "self storage project" means a project having more than 10,000 gross square feet of individual storage rental units, partitioned for the exclusive use of one tenant, with separate secure access. The Restricted Lots are the following: Tract 13343, Lots 4-5, 12-19; Tract 14315, Lots 1-6, 10; Tract 13344, Lots 3-23, 27-29, 39-44; and Tract 13179, Lots 1-2.

7.   TRANSPORTATION MANAGEMENT PROGRAM
     ---------------------------------

     From and after the Closing Buyer confirms and agrees that it shall implement and shall cause all occupants of the Land to comply with a transportation management program complying with Condition of Approval No. 5, Board of Supervisors Resolution No. 87-1065, County of Orange. Notwithstanding anything to the contrary in this Agreement, this Section 7 shall survive the
                                                 ---------
Closing.

8.   REPRESENTATIONS AND WARRANTIES
     ------------------------------

     8.1  Seller's Representations and Warranties.  Seller hereby warrants and
          ---------------------------------------
represents as of the date hereof and as of the Closing the matters set forth below in this Section 8.1. For the purpose of this Section 8.1, "to Seller's
              -----------                           -----------
knowledge" shall mean the current actual knowledge of John Dobrott, Jonathan Thorpe, and Patrick Murphy (or, if any of the named people are no longer associated with Seller, then the person or persons who replaced same) as of the date the representations and warranties are made, without any imputed or constructive knowledge or duty of inspection, investigation or diligence. Seller represents that the aforementioned individuals are the principals, employees or agents of Seller with primary responsibility for the development, operation and management of the Property and for the matters which are the subject of this Agreement.

          (a)  Organization; Authority.  Seller is a limited liability company
               -----------------------
duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly organized, existing and qualified to do business in the State of California. Seller has full power and authority to enter into and perform under this Agreement and has sufficient financial resources to fulfill Seller's obligations under this Agreement. Seller has received no written notice of, nor does Seller have any knowledge of, any attachments or execution proceedings and no assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings are pending, nor has Seller received any written notice of any such actions being threatened against Seller, nor are any such proceedings contemplated by Seller, nor has Seller ever been a debtor under any case commenced under the United States Bankruptcy Code.

          (b)  Litigation. To Seller's knowledge, there is no pending litigation
               ----------
or arbitration proceeding or threatened litigation or arbitration directly affecting the Property or this transaction. Seller shall notify Buyer of any pending or threatened litigation of which Seller receives notice prior to the Closing, and the provisions of Section 8.2 shall apply to such notice.
                               -----------

          (c)  Governmental Action.  Seller has received no written notice from
               -------------------
any governmental agency concerning any governmental proceeding or investigation of the Property, any violation of any laws, regulations or ordinances with respect to the Property, any pending or threatened condemnation proceeding involving the Property, and to Seller's knowledge there are none.

          (d)  Foreign Person.  Seller is not a foreign person and is a "United
               --------------
States Person" as such term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the "Code").
                                       -----

          (e)  Hazardous Material. To Seller's knowledge, except as disclosed in
               ------------------
the environmental reports and materials listed on Exhibit "F" attached hereto,
                                                  -----------
there is no Hazardous Material on the Property that is in violation of any applicable law or requires investigation or remedial action under applicable law. Neither Seller, nor to Seller's knowledge, any other person has generated, manufactured, stored, treated or disposed of Hazardous Materials on, into, over, under or from the Property or transported any Hazardous Materials to, from or across the

Property in violation of law. The Property does not contain any underground treatment or storage tanks or water, gas or oil wells, installed or permitted by Seller, or, to Seller's actual knowledge, by anyone else.

          (f)  Agreements.  The execution, delivery and performance by Seller of
               ----------
this Agreement will not conflict with nor cause a breach of or default under any agreements to which Seller is a party.

          (g)  Authority of Individuals.  The individuals executing this
               ------------------------
Agreement and the instruments referred to herein on behalf of Seller have the legal power, right, and actual authority to bind Seller to the terms and conditions of those documents.

          (h)  Enforceable Agreements.  This Agreement and all other documents
               ----------------------
required to close this transaction are and will be valid, legally binding obligations of and enforceable against Seller in accordance with their terms, subject only to applicable bankruptcy, insolvency, reorganization, moratorium laws or similar laws or equitable principles affecting or limiting the rights of contracting parties generally.

          (i)  No Cemetery. The Property does not contain any cemetery or burial
               -----------
ground.

          (j)  No Conveyances.  Without the prior written consent of Buyer,
               --------------
Seller will not convey any interest in the Property, and Seller will not subject the Property to any additional liens, encumbrances, covenants, conditions, easements, rights of way or similar matters after the date of this Agreement, except as may be otherwise provided for in this Agreement, which will not be eliminated prior to Closing.

          (k)  No Demand.  As of the date of this Agreement and of the Closing,
               ---------
Seller has no agreements or commitments to sell the Property to any third party and has received no demands or claims alleging Seller is so committed.

     8.2  Subsequent Disclosures.  If, after the date hereof and before Closing,
          ----------------------
Seller or Buyer discovers facts that make one or more of the representations and warranties made by Seller in Section 8.1 materially incorrect, Seller or Buyer
                             -----------
(as the case may be) shall immediately notify the other in writing of such facts. Thereafter, if such representation or warranty was known by Seller to have been untrue as of the date hereof, Seller shall correct the representation and warranty and, cure the matter referred to so that its representations and warranties are no longer incorrect, and Seller's obligations set forth in this sentence shall survive the Close of Escrow. If the representation or warranty was not known by Seller to be incorrect or untrue as of the date hereof, Seller may decline to do so, and if Seller so declines to cure such matter or if such cure is not completed by Closing, Buyer may, at its option, (i) proceed to buy the Property pursuant to this Agreement, in which case Buyer's objection to the incorrectness of Seller's representations and warranties shall be deemed waived by Buyer, or (ii) terminate this Agreement, implementing the termination provisions in the Section 4 subsection entitled "Disapproval of Contingencies",
                  ---------
except in the event of Seller's actual fraud, intentional
misrepresentation, or intentional breach of a representation or warranty herein, in which case the provisions of Section 10.2 shall control.
                                ------------

     8.3  Buyer's Representations and Warranties.  In addition to its
          --------------------------------------
representations and warranties made elsewhere in this Agreement, Buyer hereby warrants and represents as of the date hereof and as of the Closing Date that Buyer is the entity or the Designee of the entity described in the preamble, duly organized, validly existing and, by the Closing will be, in good standing under the laws of the State of California; possesses full power and authority to enter into and perform this Agreement; and by the Closing will have sufficient financial resources to fund payment of the Purchase Price and LAWD Fee Reimbursements at Closing and to perform all of Buyer's assumed obligations. Buyer has received no written notice of, nor does Buyer have any knowledge of, any attachments or execution proceedings and no assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings are pending or threatened against Buyer, nor are any of such proceedings contemplated by Buyer, nor has Buyer ever been a debtor under any case commenced under the United States Bankruptcy Code.

     8.4  Survival.  All representations and warranties contained in this
          --------
Article 8 shall survive the Closing for one (1) year and then shall
---------
automatically terminate unless an action has been commenced. Such representations and warranties shall expire and the parties hereby waive any right to bring any claim or action with respect thereto unless such action is commenced by the filing of a lawsuit and service of such action upon the other party prior to the first anniversary of the date of the Closing.

9.   CLOSING
     -------

     9.1  Escrow.  An escrow ("Escrow") shall be opened with the Escrow Holder
          ------               -------
at its office in Irvine, California, within three (3) days after the full execution of this Agreement. Buyer and Seller shall promptly upon request therefor execute such additional escrow instructions as are reasonably required to consummate the transaction contemplated by this Agreement and are not inconsistent herewith.

     9.2  Closing.  The "Closing" means the exchange of money and documents as
          -------        --------
described herein, and will be deemed to have occurred when Seller's Grant Deed to Buyer has been recorded, the Escrow Holder holds and can record and deliver the remaining documents described in this Article 9 and is irrevocably and
                                          ---------
unconditionally committed to issue the Title Policy and Buyer has delivered the Purchase Price and LAWD Fee Reimbursements in immediately available funds to the Escrow Holder. Seller and Buyer agree that the Closing shall occur on the Closing Date. The Closing will be at the offices of the Escrow Holder or such other place as the parties may agree.

     9.3  Seller's Closing Obligations.  Not later than one (1) Business Day
          ----------------------------
before the Closing Date, Seller shall deliver to the Escrow Holder for delivery to Buyer (or the party noted below) through Escrow the following:

          (a) The Grant Deed, duly executed and acknowledged by the Seller and in recordable form;

          (b)  The Assignment of FCPP Fee Credits, duly executed by the Seller;

          (c) Certificates required by Section 1445 of the Internal Revenue Code of 1986, as amended, and California Revenue and Taxation Code Section 18815 executed by Seller and in a form satisfactory to Buyer, to relieve Buyer of any potential transferee withholding liability under such Section;

          (d) Only to the extent required by Escrow Holder in order to issue the Title Policy and only for delivery to Escrow Holder, such proof of Seller's authority and authorization to enter into this Agreement and perform hereunder, and such proof of power and authority of the individuals executing and/or delivering any instruments, documents or certificates on behalf of Seller to act for and bind Seller as may reasonably be required by the Escrow Holder; and

          (e) Other documents reasonably required to properly consummate this transaction.

     9.4  Buyer's Closing Obligations.  On the Closing Date, Buyer shall deliver
          ---------------------------
to Escrow Holder by wire transfer such amount in immediately available federal funds which is equal to the Purchase Price, minus the amount of the Deposits paid by Buyer, plus the LAWD Fee Reimbursements and plus Buyer's estimated share of prorations and closing costs. Not later than one (1) Business Day before the Closing Date, Buyer will deliver to Escrow Holder for delivery to Seller (or the party noted below) through Escrow for delivery to Seller (or the party noted below).

          (a) A Special Tax Disclosure Agreement Re Community Facilities District No. 87-7 of the County of Orange (Los Alisos) (the "Special Tax
                                                             -----------
Disclosure Agreement"), in form attached as Exhibit "H", for delivery to the
---------------------                       -----------
County of Orange;

          (b) The Reconveyance Grant Deed, fully executed by Buyer and in recordable form;

          (c) If Buyer is concurrently recording a Purchase Money Deed of Trust, a Partial Reconveyance executed by the beneficiary of the Purchase Money Deed of Trust (the delivery and effectiveness of which may only be conditioned upon City approval and recordation of the Lot-Line Adjustment);

          (d) To the extent required by Escrow Holder in order to issue the Title Policy and only for delivery to Escrow Holder, such proof of Buyer's authority and authorization to enter into this Agreement and perform hereunder, and such proof of power and authority of the individuals executing and/or delivering any instruments, documents or certificates on behalf of Buyer to act for and bind Buyer; and

         (e) Other documents reasonably required to properly consummate this transaction.

     9.5  Close of Escrow.  If on the Closing Date, (i) the Escrow Holder holds
          ---------------
and can deliver the documents described in Section 9.3 and Section 9.4, (ii) the
                                           -----------     -----------
Escrow Holder is irrevocably and unconditionally committed to issue the Title Policy with respect to the Property, (iii) the Buyer has delivered the funds required under Section 9.4(a), and (iv) the Escrow Holder can record the Grant
               --------------
Deed for the Property, then the Escrow Holder shall:

          (a)  Record the Grant Deed;

          (b) Deliver the Purchase Price and LAWD Fee Reimbursements (less Seller's share of any net prorations and closing costs) to Seller as directed by Seller;

          (c) Deliver the remaining documents to the respective parties specified in Section 9.3 and Section 9.4;
             -----------     -----------

          (d) Deliver the remaining funds to Seller or Buyer, as the case may be, after taking into account all items chargeable to the account of Seller and Buyer pursuant to Section 9.8 and Section 9.9; and
                  -----------     -----------

          (e) Deliver the Special Tax Disclosure Agreement to the County of Orange.

     9.6  Prorations.
          ----------

          (a)  Prorations Paid Through Escrow.  The Property constitutes a
               ------------------------------
portion of two or more tax assessor parcels (the "Assessor Parcels"), which Assessor Parcels also include other land. Escrow Holder shall pay the second installment of 1998-1999 property taxes and assessments for the Assessor Parcels (the "Tax Payment") at the Closing. Real property taxes and current installments of any assessments applicable to the Property shall be prorated as of the Closing Date (as defined in Section 1.1), with taxes and assessments
                                   -----------
allocable to the period on and after Closing Date for the Property to be for Buyer's account, and taxes and assessments allocable for (i) the Property for the period before the Closing Date and (ii) any land other than the Property to be for Seller's account. Taxes and assessments shall be apportioned between the Property and other land within the Assessor Parcels on an acreage basis. Seller's share of the Tax Payment shall be deducted from the sales proceeds otherwise distributable to Seller hereunder and Buyer shall deposit its share of the Tax Payment with Escrow Holder concurrent with its payment of the Purchase Price. Any property taxes assessed against the Property after the Closing Date, with respect to any period of time before the Closing Date, shall be paid by Seller on demand, which obligation shall survive the Closing. All prorations shall be made as of 12:01 a.m. on the Closing Date and Buyer shall bear the burden of the expenses for such day. Any delinquent taxes and assessments for the Property will be paid at Closing from funds accruing to Seller.

          (b)  Adjustment After Closing.  Any income or expense which cannot be
               ------------------------
ascertained with certainty as of the Closing Date shall be prorated on the basis of the parties'
reasonable estimates of such amounts and shall be the subject of a final proration as soon thereafter as the precise amounts can be ascertained but in no event later than one hundred eighty (180) days after the Closing. A statement setting forth such agreed proration shall be delivered to the Escrow Holder, provided Escrow Holder shall not be required to calculate any prorations.
Seller and Buyer shall each cooperate with the other diligently and promptly to correct any errors in computations or estimates under this Section 9.6 and shall
                                                           -----------
promptly pay to the party entitled thereto any refund, credit or other payment necessary to comply with this Section 9.6. This Section 9.6 shall survive the
                              -----------        -----------
Closing. Either party owing the other party a sum of money based on adjustments made to prorations after the Closing shall promptly pay that sum to the other party, together with interest thereon at the rate of Ten Percent (10%) per annum from the date of demand of payment to the date of payment if payment is not made within thirty (30) days after demand therefor.

     9.7   Termination of Escrow.  Subject to Buyer's rights with respect to the
           ---------------------
satisfaction or waiver of Buyer's Closing Conditions at the times and in the manner set forth in this Agreement, if Closing does not take place as set forth in Section 9.2 and Seller shall not be deemed to be in default hereunder
   -----------
pursuant to Section 10.2(a), then the Escrow shall terminate, all documents
            ---------------
deposited into Escrow shall be returned to the respective parties, and, subject to the provisions of this Agreement, the Deposits shall be delivered to Seller.

     9.8   Possession.  Seller shall retain possession of the Property until
           ----------
Closing and shall deliver possession to Buyer upon Closing.

     9.9   Closing Costs.  Seller shall pay the real property transfer taxes on
           -------------
this transaction, the premium for a standard coverage form of owner's policy of title insurance (CLTA) in the amount of the Purchase Price, the premium for any endorsement against mechanic's liens for work performed by Seller and the premium for any other curative endorsements for any title exceptions Seller has committed to eliminate or cure in a Seller's Title Notice. Buyer shall pay any additional premiums or charges with respect to the Title Policy, including any additional extended coverage (ALTA) and endorsements. Seller and Buyer shall each pay one-half of the escrow fees. Seller shall pay the costs of recording any necessary releases or reconveyances, and the costs of recording the Grant Deed and the Project CC&R Amendment. Buyer shall pay all costs related to any Partial Reconveyance and the costs of recording any other documents. All other closing costs shall be divided as is customary in Orange County. This Section
                                                                       -------
9.9 shall survive the Closing.
---

     9.10  Commissions.
           -----------

     (a)   Cushman Realty Corporation/Cushman & Wakefield of California.
           ------------------------------------------------------------
Conditioned upon the Closing, Seller shall pay (i) a brokerage commission equal to three percent (3%) of the Purchase Price to Cushman Realty Corporation ("CRC"), which shall be paid through Escrow at the Closing and (ii) any commission due and payable to Cushman & Wakefield of California ("C&W") with respect to the transactions contemplated hereunder, which shall be pursuant to a separate agreement between Seller.

          C.   Other Brokers.  Except for CRC and C&W, Seller represents and
               -------------
warrants to Buyer and Buyer represents and warrants to Seller that it has not engaged any broker or finder in connection with any of the transactions contemplated by this Agreement, and that no broker or finder is in any way connected with any of such transactions. In the event of any claim for broker's or finder's fees or commissions in connection with the negotiation, execution or consummation of this Agreement or the transactions contemplated hereby, (a) Seller shall indemnify, save harmless, protect and defend Buyer any successor of Buyer, and its and their respective officers, directors, shareholders, members partners, employees, agents and representatives (collectively, the "Buyer's Indemnitees") from and against, any and all claims for brokerage or finders fees, including costs and expenses (including attorneys' fees) in connection therewith, which Buyer or any of the Buyer's Indemnitees may suffer or incur as a direct or indirect consequence of (i) Seller's failure to timely pay any fees or commissions owed to CRC or C&W when due or (ii) any alleged or actual statement, representation or agreement made by Seller or any of the Seller's Indemnitees (as defined below) and (b) Buyer shall indemnify, save harmless, protect and defend Seller and any successor of Seller, and its and their respective officers, directors, shareholders, members partners, employees, agents and representatives (collectively, the "Seller's Indemnitees") from and against, any and all claims for brokerage or finders fees (other than claims by CRC and/or C&W), including costs and expenses (including attorneys' fees) in connection therewith, which Seller or any of the Seller's Indemnitees may suffer or incur as a direct or indirect consequence of any alleged or actual statement, representation or agreement made by Buyer or any of the Buyer's Indemnitees. The provisions of this Section 9.10 shall survive Closing hereunder for a period of
                   ------------
one (1) year.

     9.11  Parties to Bear Own Expenses.  Except as otherwise provided in this
           ----------------------------
Agreement, each of the parties hereto shall pay all the costs and expenses incurred or to be incurred by them in negotiating and preparing this Agreement and in carrying out the transaction contemplated hereby.

     9.12  General Escrow Instructions.  The general escrow instructions in
           ---------------------------
Exhibit "I" are hereby incorporated herein by this reference.  In the event of
-----------
any conflict between this Agreement and Exhibit "I" the terms of this Agreement
                                        -----------
shall prevail.

10.  DEFAULT AND INDEMNIFICATION
     ---------------------------

     10.1  Buyer's Default.
           ---------------

           (a)  Default.  Buyer shall be deemed to be in default hereunder if
                -------
Buyer fails, for any reason other than Seller's default hereunder or the failure of a condition precedent to Buyer's obligation to perform hereunder, to meet, comply with or perform any covenant, agreement or obligation on its part required within the time limits and in the manner required in this Agreement, or there shall have occurred a material breach of any representation or warranty made by Buyer; provided, however, no such default shall be deemed to have occurred unless and until Seller has given Buyer written notice thereof, describing the nature of the default, and Buyer has failed to cure such default within five (5) Business Days of the receipt of such notice (but in any event before the Closing Date, unless such default occurs after Closing).

           (b)  LIQUIDATED DAMAGES.  IF THE CLOSING FAILS TO OCCUR BY REASON OF
                ------------------
DEFAULT OF BUYER UNDER THE TERMS OF THIS AGREEMENT, BUYER SHALL BE RESPONSIBLE FOR ALL CANCELLATION CHARGES REQUIRED TO BE PAID TO ESCROW HOLDER AND ANY ESCROW CHARGES. IN ADDITION, THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES SHALL TERMINATE AND THE DEPOSIT AND ALL INTEREST ACCRUED THEREON SHALL BE IMMEDIATELY DELIVERED BY ESCROW HOLDER TO SELLER ON SELLER'S REQUEST. THE DEPOSIT SHALL BE DEEMED LIQUIDATED DAMAGES FOR BUYER'S FAILURE TO ACQUIRE THE PROPERTY AS SELLER'S SOLE AND EXCLUSIVE REMEDY AGAINST BUYER AT LAW OR IN EQUITY (INCLUDING, WITHOUT LIMITATION, SELLER'S RIGHTS TO SEEK SPECIFIC PERFORMANCE OF THIS AGREEMENT AND TO RECEIVE DAMAGES FOR FAILURE TO ACQUIRE THE PROPERTY) WHICH SUM SHALL BE PRESUMED TO BE A REASONABLE ESTIMATE OF THE AMOUNT OF ACTUAL DAMAGES SUSTAINED BY SELLER BY REASON OF BUYER'S BREACH OF ITS OBLIGATION TO ACQUIRE THE PROPERTY. FROM THE NATURE OF THIS TRANSACTION, IT IS IMPRACTICABLE AND EXTREMELY DIFFICULT TO FIX THE ACTUAL DAMAGES THAT SELLER WOULD SUSTAIN, SHOULD BUYER BREACH ANY OF ITS OBLIGATIONS. THE IMPRACTICABILITY AND DIFFICULTY OF FIXING ACTUAL DAMAGES IS CAUSED BY, WITHOUT LIMITATION, THE FACT THAT THE PROPERTY IS UNIQUE. GIVEN THE FOREGOING, AMONG OTHERS, BUYER AND SELLER AGREE THAT LIQUIDATED DAMAGES ARE PARTICULARLY APPROPRIATE FOR THIS TRANSACTION AND AGREE THAT SAID LIQUIDATED DAMAGES SHALL BE PAID IN THE EVENT OF BREACH BY BUYER, NOTWITHSTANDING ANY WORDS OR CHARACTERIZATIONS PREVIOUSLY USED OR HEREIN CONTAINED IMPLYING ANY CONTRARY INTENT, THE PAYMENT OF SUCH AMOUNT AS LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTION 3275 OR 3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671,1676 AND 1677. NOTHING HEREIN SHALL, HOWEVER, BE DEEMED TO LIMIT BUYER'S LIABILITY TO SELLER FOR DAMAGES OR INJUNCTIVE RELIEF FOR BREACH OF SECTIONS
                                                                   --------
3.1(c) OR THE INDEMNITY OBLIGATIONS OF BUYER OR FOR ATTORNEYS FEES AND COSTS AS
------
PROVIDED IN SECTION 12.14.
            -------------

  Buyer's Initials /s/ LFW
                   ---------------------------
                                 Seller's Initials /s/ PHM
                                                  ------------

     10.2  Seller's Default.
           ----------------

           (a)  Default.  Seller shall be deemed to be in default hereunder if
                -------
Seller fails, for any reason other than Buyer's default hereunder or the failure of a condition precedent to Seller's obligation to perform hereunder, to meet, comply with, or perform any covenant, agreement or obligation on its part required within the time limits and in the manner required in this Agreement, or there shall have occurred a material breach of any representation or warranty (made by Seller); provided, however, no such default shall be deemed to have occurred unless and until Buyer has given Seller written notice thereof describing the nature of the default, and Seller has failed to cure such default within five (5) Business Days of receipt of such notice (but in any event before the Closing Date, unless such default occurs after Closing).

          (b)  Remedies.  If Seller shall be deemed to be in default under
               --------
Section 10.2(a) at or before Closing, and Buyer does not waive such default,
---------------
Buyer may pursue one of the following remedies, each of which shall be Buyer's sole and exclusive remedy:

               (i) Enforce specific performance of this Agreement against Seller, in which case Buyer shall have no claim for damages or any other remedy against Seller; or

               (ii) Terminate this Agreement by written notice delivered to Seller on or before the Closing Date and receive the Deposit and any other monies deposited with Escrow Holder; or (ii) pursue such other remedies at law or equity, as Buyer may determine in its sole discretion.

          (c)  Remedies After Closing.  Except to the extent loss, damage or
               ----------------------
expense is caused by Seller's gross negligence or willful misconduct, if the Closing has occurred, Buyer shall not be entitled to recovery from Seller for breach of contract, for tort, or for any other reason unless Buyer establishes that Seller shall have breached a representation or warranty contained in
Section 8.1 that has not terminated, or Seller has not performed a covenant to
-----------
eliminate or cure Title Objections pursuant to Section 4.1, in which case Buyer
                                               -----------
may seek actual and/or "out-of-pocket" damages by reason thereof, but shall not be entitled to consequential or other damages or exemplary damages or any other damages or remedy.

          (d)  Termination Procedure.  Upon termination of this Agreement in
               ---------------------
accordance with this Section 10.2, the Deposits shall be promptly returned to
                     ------------
Buyer by the Escrow Holder upon receipt by Escrow Holder of written notice from Buyer advising that Seller has defaulted under this Agreement and Buyer elects to terminate this Agreement pursuant to this Section 10.2 and, in the event such
                                             ------------
written notice is given after the Contingency Date, Seller's failure to object to such termination within three (3) Business Days of receipt of written notice from Escrow Holder of such election by Buyer. Seller shall be responsible for all cancellation charges and escrow charges required to be paid to the Escrow Holder.

11.  CONDEMNATION.
     ------------

     If before Closing any action or proceeding is commenced for the condemnation or exercise of the rights of eminent domain of the Property or any portion thereof, or if Seller is notified by the duly authorized officer of a duly empowered condemning authority, then at Buyer's option either (i) at Closing Seller shall assign and turn over, and Buyer shall be entitled to keep, all awards for the taking by eminent domain which accrue to Seller and the parties shall proceed with the Closing, without modifying the terms of this Agreement and without reducing the Purchase Price, or (ii) Buyer may terminate this Agreement in which case the Deposits shall be returned to Buyer. Seller shall not negotiate, resist or stipulate to the condemning action without Buyer's written consent. Unless Buyer elects to terminate this Agreement as above provided, the Closing shall not be affected, delayed or prevented as a result of such condemning action.

12.  MISCELLANEOUS
     -------------

     12.1  Definition of Environmental Laws and Hazardous Material.
           -------------------------------------------------------

           (a)  Environmental Laws.  "Environmental Laws" shall mean any and all
                ------------------    -------------------
present and future federal, state and local law (whether under common law, statute, rule, ordinance, agreement, regulation or otherwise), requirement under any permit issued with respect thereto, and other requirements of agencies having jurisdiction thereunder relating to the protection of human health or the environment, including (without limitation) the Federal Insecticide, Fungicide, and Rodenticide Act 7 U.S.C. Section 136, et seq.; the Toxic Substances Control Act, 15 U.S.C. Section 2601, et seq.; Federal Asbestos Hazard Emergency Response Act, 15 U.S.C. Section 2641 et seq.; the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601, et seq. ("CERCLA"); the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq. ("RCRA"); the Federal Water Pollution Prevention and Control Act, 33 U.S.C. Section 1251 et seq. (the "Clean Water Act"); the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801. et seq.; the Solid Waste Disposal Act, 42 U.S.C. Section 6901, et seq.; the Federal Water Pollution Control Act, 33 U.S.C. Section 1321; 42 U.S.C. Section 7401 et seq. (the "Clean Air Act"); the California Hazardous Waste Control Act, Cal. Health & Safety Code ("H.&S.C.") Section 25100 et seq.; the California Hazardous Substance Account Act, H.& S.C. Section 25300 et seq.; the California Safe Drinking Water and Toxic Enforcement Act, H.& S.C. Section 25249.5, et seq. ("Proposition 65"); the California Hazardous Waste Management Act, H.&S.C. Section 25170.1 et seq.; H.&S.C. Section 25501 at seq. (Hazardous Materials Response Plans and Inventory); the Porter-Cologne Water Control Act, Cal. Water Code Section 13000 et seq.; H.&S.C. Section 25280, et seq. (Underground Storage of Hazardous Substances); H.&S.C. Section 25915 et seq. (the "Connelly Act"); H.&S.C. Section 25359.7; H.&S.C. Section 2595 et seq.; Cal. Labor Code Section 6501.5 et seq.; and Title 22 of the California Code of Regulations; all as amended to the date hereof.

           (b)  Hazardous Material.  "Hazardous Material" shall include any
                ------------------    -------------------
chemical, compound, material, mixture or substance which is now or hereafter defined or listed in, or otherwise classified pursuant to, any Environmental Law as a "hazardous substance," "hazardous material," "reproductive toxicant," "hazardous waste," "extremely hazardous waste," "infectious waste," "biohazardous waste," "medical waste," "toxic substance," "toxic pollutant", "pollutant", "contaminant" or any other formulation intended to define, list, or classify substances by reason of deleterious properties to human health, safety or the environment, such as ignitability, corrosivity, reactivity, carcinogenicity, radioactivity or toxicity, including all petroleum hydrocarbon, petroleum-derived material, natural gas, natural gas liquids, liquified natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas), asbestos and those substances listed in the United States Department of Transportation Table (49 CFR 172.101, as amended).

     12.2   Definition of Business Day.  For purposes of this Agreement,
            --------------------------
"Business Day" means any day other than Saturday, Sunday or a holiday observed
 ------------
by national or federally chartered banks. Any event specified to occur on a non-Business Day shall be extended automatically to the end of the first Business Day thereafter.

     12.3   Binding Effect.  Subject to the restrictions on assignment contained
            --------------
in Section 12.4, this Agreement shall be binding on and shall inure to the
   ------------
benefit of the parties to it and their respective legal representatives, successors and assigns.

     12.4   Assignment.  Buyer shall not have the right to make any assignment,
            ----------               ---
delegation or other transfer of its rights, duties, and obligations under this Agreement. Seller shall have the right to assign this Agreement at any time, and upon assumption by the assignee, the assignor shall be relieved of all liability hereunder.

     12.5   Severability.  If any term, covenant, provision, paragraph or
            ------------
condition of this Agreement shall be illegal, such illegality shall not invalidate the whole Agreement, but, to the extent permitted by law, the Agreement shall be construed to give effect to the intent manifested by the portion held inoperative or invalid and the rights and obligations of the parties shall be construed and enforced accordingly.

     12.6   Entire Understanding.  Except as provided in this paragraph, this
            --------------------
Agreement represents the entire understanding of Buyer and Seller and supersedes all prior and concurrent written or oral agreements or representations, if any, relative to the purchase of the Property, including, without limitation, any letter of intent between Buyer and Seller.

     12.7   Amendments.  This Agreement may not be modified, changed or
            ----------
supplemented except by written instrument signed by both parties.

     12.8   California Law. The interpretation and performance of this Agreement
            --------------
shall be governed by the laws of the State of California applied to agreements to be performed entirely within the State of California by residents of the State of California.

     12.9   Waiver.  Other than deemed waivers provided for herein, all waivers
            ------
by either party shall be in writing. The waiver by either party of any breach of any term, covenant or condition of this Agreement shall not be deemed a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition of this Agreement.

     12.10  Notices.  Any and all notices or other communication required or
            -------
permitted by this Agreement or by law to be served on or given to a party hereto by the other party shall be in writing and given personally (including overnight courier), by facsimile transmission or by registered or certified mail (postage fully prepaid) addressed as follows:

     To Seller:     MSGW California I, L.L.C.
                    c/o Gale & Wentworth
                    2030 Main Street, Suits 310
                    Irvine, CA 92614
                    Attention: Jonathan G. Thorpe
                    Telephone: (949) 260-1900
                    Facsimile: (949) 260-1925

     Copy to:       MSGW California I, L.L.C.
                    c/o Morgan Stanley Real Estate Funds
                    1999 Avenue of the Stars, Suite 2000
                    Los Angeles, CA 90067
                    Attention: Eric Kaplan
                    Telephone: (310) 788-2212
                    Facsimile: (310) 788-2281

     Copy to:       Paone Callahan McHolm & Winton LLP
                    19100 Von Karman, Eighth Floor
                    Irvine, CA 92612
                    Attention: John F. Simonis, Esq.
                    Telephone: (949) 955-2900
                    Facsimile: (949) 955-9009

     To Buyer:      Wells Operating Partnership, L.P.
                    3885 Holcomb Bridge Road
                    Norcross, GA 30092
                    Attention:  Mr. Michael Berndt
                    Telephone:  (800) 448-1010
                    Facsimile:  (770) 840-7224

     Copy to:       Gilchrist & Rutter
                    1299 Ocean Avenue, Suite 900
                    Santa Monica, CA 90401
                    Attention:  Jonathan S. Gross, Esq.
                    Telephone:  (310) 393-4000
                    Facsimile:  (310) 394-4700

     Copy to:       Troutman Sanders LLP
                    600 Peachtree Street N.E., Suite 5200
                    Atlanta, GA 30308-2216
                    Attention:  John W. Griffin, Esq.
                    Telephone:  (404) 885-3150
                    Facsimile:  (404) 962-6577

     Escrow    Chicago Title Insurance Company
     Holder:   16969 Von Karman
               Irvine, CA 92612
               Attention:  Margie Wheeler
               Telephone:  (949) 263-2500
               Facsimile:  (949) 752-8043

Either party may change such address by written notice to the other. Any notice delivered as described above shall be deemed received on the date of delivery. Buyer and Seller hereby agree that notices may be given hereunder by the parties' respective counsel and that, if any communication is to be given hereunder by Buyer's or Seller's counsel, such counsel may communicate directly with all principals as required to comply with the provisions of this Section.

     12.11  Captions.  The captions inserted herein are inserted only as a
            --------
matter of convenience and for reference and in no way define, limit or describe the scope of this Agreement or the intent of any of the provisions hereof.

     12.12  Exhibits.  All exhibits and schedules referred to herein are
            --------
incorporated by reference as though fully set forth herein.

     12.13  Time of the Essence.  Time is of the essence in this Agreement and
            -------------------
failure to comply with this provision shall be a material breach of this Agreement.

     12.14  Attorneys' Fees.  Should any party institute any action, proceeding,
            ---------------
suit, arbitration, appeal or other similar proceeding or other non-judicial dispute resolution mechanism ("Action") to enforce or interpret this Agreement
                               -------
or any provision hereof, for damages by reason of any alleged breach of this Agreement or of any provision hereof, or for a declaration of rights hereunder, the prevailing party in such Action shall be entitled to receive from the other party(s) all reasonable attorneys' fees, accountants' fees, expert witness fees, and any and all other similar fees, costs and expenses incurred by the prevailing party in connection with the Action and preparations therefor ("Fees"). If any party files for protection under, or voluntarily or
  -----
involuntarily becomes subject to, any chapter of the United States Bankruptcy Code or similar state insolvency laws, any other party shall be entitled to any and all Fees incurred to protect such party's interest and other rights under this Agreement, whether or not such action results in a discharge.

     12.15  Additional Cooperation.  Seller and Buyer agree to execute such
            ----------------------
additional documents or take such additional action, without cost or expense, as may be reasonably necessary or desirable to carry out the provisions of this Agreement or to further perfect the conveyance, transfer and assignment of the Property to Buyer. This provision survives the Closing.

     12.16  Confidentiality.  Seller and Buyer agree that neither Seller nor
            ---------------
Buyer shall disclose to any third party (except as required to obtain consents necessary to consummate the sale and to obtain governmental approvals) the Purchase Price or the non-public terms and conditions of this Agreement. This provision shall not limit disclosure to the Escrow Holder, to Buyer's prospective partners or lenders, or to the agents, consultants and attorneys retained by Seller and Buyer in connection with this transaction or to the extent that such disclosure is reasonably appropriate to facilitate the consumption of the transactions contemplated by this Agreement or to whom disclosure is reasonable in the performance of services for or on behalf of Buyer or Seller, or disclosure required by applicable laws, legal process or Buyer's efforts to enforce its rights under this Agreement. Notwithstanding anything to the contrary in this Agreement, this Section 12.16 shall survive
                                                 -------------
until December 31, 2000.

     12.17  Memorandum.  Seller and Buyer agree that neither party shall record
            ----------
a memorandum of this Agreement.

     12.18  Consent to Jurisdiction.  Seller and Buyer consent to suit with
            -----------------------
respect to this Agreement and the transaction contemplated hereby, and accept the jurisdiction of the Superior Court for the County of Orange, California, and the U.S. District Court for the Central District of California, and the courts to which appeals would be taken from each of the foregoing.

     12.19  Counterparts.  This Agreement may be executed and delivered by fax
            ------------
and in counterparts, each of which when executed shall be deemed an original and all of which counterparts taken together shall constitute but one and the same instrument. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to form one document.

     12.20  Notice of Special Tax.  Contemporaneously with the execution of this
            ---------------------
Agreement, Buyer shall execute the Notice of Special Tax for Community Facilities District No. 87-7, County of Orange, California, attached hereto after the signature page.

     12.21  Aircraft Environmental Impact Declaration.  Pursuant to the
            -----------------------------------------
Conditions of Approval imposed by the County of Orange in connection with the Pacific Commercentre, Seller makes the following Declaration:

     We make this Declaration concerning aircraft environmental impact for the purpose and subject to the same conditions and limitations as shown in that certain notice concerning aircraft environmental impacts recorded December 1, 1983, as Instrument No. 83-549335 in the Official Records of Orange County, California. The Pacific Commercentre property is subject to overflight, sight and sound of aircraft operating from El Toro Marine Corps Air Station.

     12.22  Sewer/Water System Bonds.  Seller has posted payment and performance
            ------------------------
bonds (the "LAWD Bonds") with Los Alisos Water District ("LAWD") as security for the construction of the water and sewer systems serving the Project ("Water/Sewer Systems"). Buyer will be responsible for the portions of the Water/Sewer Systems on the Property other than the arterial lines in the Loop Road (the "Buyer Water/Sewer Improvements") and shall indemnify, protect defend and reimburse Seller for any claims, draws or demands made against the LAWD Bonds,

Seller or Seller's surety company solely with respect to the Buyer Water/Sewer Improvements or the failure to timely or properly construct same. In addition, within thirty (30) days of written request by Seller, in connection with a release of Seller's obligations to provide the LAWD Bonds or a reconveyance of Seller's LAWD Bonds, at any time prior to the acceptance of the Buyer Water/Sewer Improvements by LAWD, Buyer will provide replacement payment and performance bonds for the Buyer Water/Sewer Improvements as reasonably necessary for Seller to obtain a reconveyance of the LAWD Bonds with respect to the Buyer Water/Sewer Improvements. The covenants set forth in this Section will survive the Closing.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

     "Seller"       MSGW California I, L.L.C.,
                    a Delaware limited liability company

                    By:  GW Real Estate Fund 1, LLC,
                         Administrative Member

                         By:  SF Real Estate Fund 1, LLC,
                              Managing Member

                              By:  /s/ [SIGNATURE ILLEGIBLE]
                                  ------------------------------

                              Its:  Vice President
                                   -----------------------------


     "Buyer"        WELLS OPERATING PARTNERSHIP, L.P.,
                    a Delaware limited partnership

                    By:  WELLS REAL INVESTMENT TRUST, INC.,
                         a Maryland corporation,
                         General Partner

                         By:  /s/ Leo F. Wells
                             -----------------------------

                         Title:  President
                                --------------------------


                         By:  ____________________________

                         Title:  ____________________________

     [NOTE:  Parties must initial Section 3.5 and Section 10.1(b) and Buyer must
      -----                       -----------     ---------------
execute and deliver the Notice of Special Tax.]